Income Taxes - Summary of Reasons for Differences Between Statutory Federal Income Tax Rates and Effective Tax Rates (Detail)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Reconciliation of Statutory Federal Tax Rate [Line Items]
Statutory rate	34.00%	34.00%
Increase (decrease) resulting from:
Tax exempt interest	(116.90%)	(8.30%)
Bank owned life insurance	(46.80%)	(3.10%)
Other, net	25.50%	0.70%
Effective Income Tax Rate, Total	(104.20%)	23.30%